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                                                                   EXHIBIT 10.36



                         AT&T Contract Tariff Order Form

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
--------------------------------------------- ------------------------------------------- ------------------------------------------
Customer Name (Full Legal Name):
Applied Theory Corporation                    AT&T CORP.
                                ("Customer")                                    ("AT&T")
--------------------------------------------- ------------------------------------------- ------------------------------------------
Customer Address:                             AT&T Address:
125 Elwood Davis Road                         65 Wolf Road
--------------------------------------------- ------------------------------------------- ------------------------------------------

                                                                                          AT&T Contact Name:
Floor 2                                       Floor 1                                     David Wisenburn
--------------------------------------------- ------------------------------------------- ------------------------------------------
City            State    Zip Code             City           State     Zip Code           AT&T Contact Telephone Number:
Syracuse,       New York 13212                Albany,        New York  12205              (518) 437-3242
--------------------------------------------- ------------------------------------------- ------------------------------------------
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Customer hereby places an order for:

New AT&T Contract Tariff        Existing AT&T Contract Tariff No. ______
(attachment required)           (attachment required)

================================================================================

Existing Pricing Plan Replacement/Discontinuance:

      Check here and identify below any AT&T CT or other AT&T pricing plan being discontinued in conjunction with this order. Also specify the CT No., Plan ID No. or Main Billed Account No. (Note: Charges may apply as specified in the plan being discontinued.)

================================================================================

1. Services will be provided under the Contract Tariff ("CT") ordered hereunder, subject to the rates, terms and conditions in the CT as well as the AT&T tariffs (if any) referenced in the CT ("Applicable Tariffs"), as those Applicable Tariffs may be modified from time to time.

2. This Form (including its addenda, if any), the CT and the Applicable Tariffs constitute the entire agreement (collectively the "Agreement") between Customer and AT&T with respect to the services provided under the CT and supersede any and all prior agreements, proposals, representations, statements, or understandings, whether written or oral, concerning such services or the rights and obligations relating to such services. In the event of any inconsistency between the terms of this Form (including its addenda, if any) and the CT or Applicable Tariffs, the terms of the Applicable Tariffs and CT shall prevail. In the event of any inconsistency between the terms of the CT and the Applicable Tariffs, the terms of the CT shall prevail. Except for changes to rates (to the extent permitted under the CT) and changes to the Applicable Tariffs, no change, modification or waiver of any of the terms of this Agreement shall be binding unless reduced to writing and signed by authorized representatives of both parties and, to the extent required by law, filed with the FCC.

3. Except to the extent that federal law applies, the construction, interpretation and performance of this Agreement shall be governed by the substantive law of the State of New York, excluding its choice of law rules.

4. EXCEPT FOR ANY WARRANTIES EXPRESSLY MADE IN THIS AGREEMENT, AT&T EXCLUDES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. AT&T DOES NOT AUTHORIZE ANYONE TO MAKE A WARRANTY OF ANY KIND ON ITS BEHALF AND CUSTOMER SHOULD NOT RELY ON ANYONE MAKING SUCH STATEMENTS.

5. As to new CTs, Customer may, as its sole remedy, cancel this order for the CT without liability before the CT becomes effective if, without Customer's consent: (a) AT&T fails to file the CT with the FCC within 30 days after the date this Form is signed by both parties; (b) the CT as filed is not consistent with the attached illustrative copy; or (c) the CT does not go into effect within 30 days after filing.

6. Orders for existing CTs will be accepted and implemented by AT&T only if the specified CT is available when ordered and Customer is eligible for the CT.

7. Customer shall provide installation instructions and other information as required by AT&T.

================================================================================
      YOUR SIGNATURE ACKNOWLEDGES THAT YOU HAVE READ, UNDERSTAND AND AGREE TO THE PROVISIONS OF THIS AGREEMENT AND THAT YOU ARE DULY AUTHORIZED TO SIGN THIS AGREEMENT.
================================================================================

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
Customer                                                             AT&T Corp.
Full Legal Name:  Applied Theory Corporation

By:  / s / Angelo Gencarelli                                         By:  /s/ Barry Lubitz
     -------------------------------------------------                    ---------------------
        (Authorized Customer Signature)                                   (Authorized AT&T Signature)

Angelo Gencarelli, VP Business Integration and Administration             Barry Lubitz
-------------------------------------------------------------             --------------------------
    (Typed or Printed Name and Title)                                    (Typed or Printed Name and Title)

Date:      11/8/99                                                   Date: 11/10/99
     -----------------                                                    ---------------------
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                                    Addendum
                                       to
                           AT&T Contract Tariff Order
                               Between AT&T Corp.
                                       and
                           Applied Theory Corporation


The above referenced AT&T Contract Tariff Order dated contemporaneously herewith ("Agreement"), between AT&T Corp. ("AT&T") and Applied Theory Corporation ("CUSTOMER") is hereby revised by adding a new Section 8, as follows:

Section 8

In the event of a business downturn beyond the control of CUSTOMER, or in the event that AT&T is unable to provide Service in the service areas which were material in the development of the Customer's revenue projections, that significantly reduces the volume of network services required by CUSTOMER, with the result that CUSTOMER will be unable to meet its revenue and/or volume commitments under this Agreement (notwithstanding CUSTOMER'S best efforts to avoid such a shortfall), AT&T and CUSTOMER will cooperate in efforts to develop a mutually agreeable alternative proposal that will satisfy the concerns of both parties and comply with all applicable legal and regulatory requirements. By way of example and not limitation, such alternative proposals may include changes in rates, nonrecurring charges, revenue and/or volume commitments, discounts, the multi-year service period and other provisions. If the parties reach mutual agreement on an alternative, AT&T will prepare and file any necessary tariff revisions and/or the parties will sign a contractual amendment to implement any mutually agreeable alternative proposal, subject to all applicable legal and regulatory requirements. This provision shall not apply to a change resulting from a decision by CUSTOMER: (i) to transfer portions of its traffic or projected growth to carriers other than AT&T, or (ii) as a result of a customer decision that materially affects its ability to fulfill the requirements of the Agreement. CUSTOMER must give AT&T written notice of the conditions it believes will require the application of this provision. This provision does not constitute a waiver of any charges, including shortfall charges, incurred by CUSTOMER prior to the time the parties mutually agree to amend or replace this Agreement.



Applied Theory Corporation                         AT&T Corp.

By: / s / Angelo Gencarelli                        By:__________________________
   --------------------------------------------
              Angelo Gencarelli

Title:__________________________________           Title:_______________________
      VP Business Integration & Administration              General Manager

Date:            11/8/99                           Date:
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